                                                                    EXHIBIT 10.1

                           DATA CRITICAL CORPORATION

                              EMPLOYMENT AGREEMENT
                              --------------------

          This Employment Agreement (the "Agreement") is dated as of December 8,
                                          ---------
1999 by and between Thomas Giannulli ("Employee") and Data Critical Corporation,
                                       --------
a Delaware corporation (the "Company").
                             -------

          1.  Term of Agreement.  This Agreement shall commence on the Closing
              -----------------
Date (as defined in the Asset Purchase Agreement dated December 8, 1999 by and between Physix, Inc. and Data Critical Corporation) (the "Effective Date") and
                                                          --------------
shall have a term of one (1) year (the "Original Term").  This Agreement may be
                                        -------------
terminated by either party, with or without cause, on 30 days' written notice to the other party. This Agreement may be extended for an additional one year after the end of the Original Term if the parties mutually agree in writing to such extension.

          2.   Duties.
               ------

               (a) Position. Employee shall be employed as Vice President of
                   --------
Advanced Research and be considered an officer of the Company, and as such will have responsibility for development, for release by the Company, of the beta test version of the Internet eCompendia system that is acceptable to the Company and that incorporates and includes, but is not limited to, the web-based functionality for patient lists, medications, allergies, immunizations, diagnoses, vitals and notes with EM codes ("Milestone 1"). Data Critical also
                                            -----------
desires functionality to include prescription writing and charge capture. In addition, Employee will play a key role in additional projects to be mutually agreed upon by both parties, one project of which will be mutually agreed upon within two weeks of the Effective Date and will be considered "Milestone 2".
                                                               -----------
Employee will report to the Company's Chief Scientist.

               (b) Obligations to the Company. Employee agrees to the best of
                   --------------------------
his or her ability and experience that he or she will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the express and implicit terms hereof, and to the reasonable satisfaction of the Company. During the term of Employee's employment relationship with the Company, Employee further agrees that he or she will devote all of his or her business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, Employee will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, without the prior written consent of the Company's Board of Directors, and Employee will not directly or indirectly engage or participate in any business that is competitive in any manner with the business of the Company. Nothing in this Agreement will prevent Employee from accepting speaking or presentation engagements in exchange for honoraria or from serving on boards of charitable organizations, or from owning no more than 1% of the outstanding equity securities of a corporation whose stock is listed on a national stock exchange or the Nasdaq National Market. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment. The Company acknowledges and agrees that

Employee may serve as a member of the Board of Directors of Sense Houston Publishing and Interactive Reservations, Inc.

          3.   At-Will Employment.  The Company and Employee acknowledge that
               ------------------
Employee's employment is and shall continue to be at-will, as defined under applicable law, and that Employee's employment with the Company may be terminated by either party at any time for any or no reason. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement. The rights and duties created by this Section 3 may not be modified in any way except by a written agreement executed by the Chief Executive Officer of the Company.

          4.   Compensation.  For the duties and services to be performed by
               ------------
Employee hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this Section 4.

               (a)  Salary. Employee shall receive a monthly salary of $13,500,
                    ------
which is equivalent to $162,000.00 on an annualized basis. Employee's monthly salary will be payable in two equal payments per month pursuant to the Company's normal payroll practices. The Employee's base salary shall be reviewed at the end of the year 2000 by the Board, its Compensation Committee or the Chief Executive Officer of the Company, and any increase will be effective as of the date determined appropriate by the Board, its Compensation Committee or the Chief Executive Officer. Employee's salary shall be reviewed on at least an annual basis thereafter.

               (b) Stock Options and Other Incentive Programs. Employee shall be
                   ------------------------------------------
eligible to participate in any stock option or other incentive programs available to officers or employees of the Company. In connection with the commencement of Employee's employment, the Board of Directors shall grant to Employee two options to purchase an aggregate of 145,000 shares of the Company's Common Stock both with an exercise price equal to the fair market value as of the close of market on the Effective Date. The terms of the options shall be as follows:

                    (i)  an option to purchase 75,000 shares (the "Standard
                                                                   --------
Option") that shall vest over four years as follows: twenty-five percent (25%),
------
or 18,750 shares, shall vest on the first anniversary of the Effective Date and the remaining seventy-five percent (75%), or 56,250 shares, shall vest in quarterly installments over the following three years (four years to full vesting).

                    (ii) an option to purchase 70,000 shares (the "Milestone
                                                                   ---------
Option") that shall vest as follows:
------

                         (1)  10,000 shares shall vest in full upon each of the
dates that the Company begins to recognize revenue for its first five (5) Internet portal transactions that Employee initiates and completes involving the distribution of Data Critical products relating to EMR technology (the "Portal
                                                                        ------
Transactions") up to a maximum of 50,000 shares; provided that each Portal
------------                                     --------
Transaction must have received the prior approval of the Chief Executive Officer and the Chief Financial Officer of the Company; and provided further that Employee
                                                ----------------
shall work in conjunction with a designated Company officer on each of the Portal Transactions; and

                    (2) 10,000 shares shall vest in full upon each of the dates that the Company begins to recognize revenue for its first two (2) healthcare group buying contracts that Employee initiates and completes involving the distribution of Data Critical products relating to EMR technology (the "Healthcare Contracts") up to a maximum of 20,000 shares; provided that each of
 --------------------
the Healthcare Contracts must have received the prior approval of the Chief Executive Officer and the Chief Financial Officer of the Company; and provided
                                                                      --------
further that Employee shall work in conjunction with a designated Company
-------
officer on each of the Healthcare Contracts.

                    (3) All unvested Option shares subject to the Milestone Option shall vest in full five (5) years after the Effective Date if Employee is still employed by the Company.

     Vesting on all stock option grants will, of course, cease upon on termination of Employee's employment with the Company. Each option granted will be an incentive stock option to the maximum extent allowed by the Internal Revenue Code of 1986, as amended, and will be subject to the terms of the Company's 1999 Stock Option Plan and the Stock Option Agreement between Employee and the Company. Subject to the discretion of the Company's Board of Directors, you may be eligible to receive additional grants of stock options or purchase rights from time to time in the future, on such terms and subject to such conditions as the Board of Directors shall determine as of the date of any such grant.

     Notwithstanding the above and subject to the provisions of Section 10 below, in the event of a Change of Control (as defined below), 100% of all shares subject to the Standard Option that have not yet become exercisable shall become exercisable on the effective date of such Change in Control. For purposes of this Agreement, "Change of Control" shall mean the occurrence of any
                             -----------------
of the following events: (i) an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company), or (ii) a sale of all or substantially all of the assets of the Company (collectively, a "Merger"), so long as the Company's stockholders of record
                  ------
immediately prior to such Merger will, immediately after such Merger, hold less than 50% of the voting power of the surviving or acquiring entity.



          (c)  Bonuses.
               -------

               (i) On December 31, 2000, Employee shall receive a $50,000 pre-tax cash bonus from the Company, provided that Employee is still employed
                                     --------
at the Company on such date.

               (ii) In 2001, Employee shall also be eligible to receive a year-end cash bonus equal to 20% of Employee's annual salary. Such bonus shall be based on achievement of performance objectives established by Employee and agreed to by the Board or any

Compensation Committee thereof. At the end of each calendar year thereafter, Employee shall be eligible for such incentive compensation or bonus as shall be determined by the Board or any Compensation Committee thereof.

               (iii) Upon the achievement of Milestone 1 (as defined above), Employee shall be eligible to receive the following pre-tax cash bonus, to be paid at the end of the calendar year in which Milestone 1 was achieved, depending on the date of achievement:



             -------------------------------------------------------------
               Beta Test Product Release Date               Pre-Tax Cash
                (Achievement of Milestone 1)                Bonus Earned
             -------------------------------------------------------------
                 On or before March 31, 2000                  $175,000
             -------------------------------------------------------------
                 Between April 1, 2000 and April 30,          $150,000
                 2000
             -------------------------------------------------------------
                 Between May 1, 2000 and May 31, 2000         $125,000
             -------------------------------------------------------------
                 Between June 1, 2000 and June 15,            $120,000
                 2000:
             -------------------------------------------------------------
                 Between June 16, 2000 and June 30, 2000:     $110,000
             -------------------------------------------------------------
                 Between July 1, 2000 and July 15,            $100,000
                 2000:
             -------------------------------------------------------------
                 Between July 16, 2000 and July 31, 2000      $ 75,000
             -------------------------------------------------------------
                 Between August 1, 2000 and August 15,        $ 50,000
                 2000
             -------------------------------------------------------------
                 Between August 16, 2000 and August 31, 2000  $ 25,000
             -------------------------------------------------------------
                 After August 31, 2000                        No Bonus
             -------------------------------------------------------------

                       (iii) Upon the achievement of Milestone 2 (as defined above), Employee shall be eligible to receive the following pre-tax cash bonus, to be paid at the end of the calendar year in which Milestone 2 was achieved, depending on the date of achievement:





                 --------------------------------------------------------
                                                          Pre-Tax Cash
                     Achievement of Milestone 2           Bonus Earned
                 --------------------------------------------------------
                    On or before August 31, 2000           $175,000
                 --------------------------------------------------------
                    Between September 1, 2000 and
                    September 30, 2000                     $150,000
                 --------------------------------------------------------
                    Between October 1, 2000 and
                    October 31, 2000                       $125,000
                 --------------------------------------------------------
                    Between November 1, 2000 and           $120,000
                 --------------------------------------------------------

                ---------------------------------------------------------
                     November 15, 2000:
                ---------------------------------------------------------
                     Between November 16, 2000 and          $110,000
                     November 30, 2000:
                ---------------------------------------------------------
                     Between December 1, 2000 and           $100,000
                     December 31, 2000:
                ---------------------------------------------------------
                     Between January 1, 2001 and            $ 90,000
                     January 15, 2001
                ---------------------------------------------------------
                     Between January 16, 2001 and           $ 75,000
                     January 31, 2001
                ---------------------------------------------------------
                     Between February 1, 2001 and           $ 50,000
                     February 15, 2001
                ---------------------------------------------------------
                     Between February 16, 2001 and March    $ 25,000
                     2, 2001
                ---------------------------------------------------------
                     After March 2, 2001                    No Bonus
                ---------------------------------------------------------


          (d)   Additional Benefits. Employee will be eligible to participate in
                -------------------
the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be eligible for vacation and sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

          (e)   Reimbursement of Other Expenses. Employee shall be authorized to
                -------------------------------
incur on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

     5.   Termination of Employment and Severance Benefits.
          ------------------------------------------------

          (a) Termination of Employment.  This Agreement may be terminated
              -------------------------
during its Original Term (or any extension thereof) upon the occurrence of any of the following events:

              (i) The Company's determination in good faith that it is terminating Employee for Cause (as defined in Section 6 below) ("Termination for
                                                                 --------------
Cause");
------

              (ii) The Company's determination that it is terminating Employee without Cause, which determination may be made by the Company at any time at the Company's sole discretion, for any or no reason ("Termination Without Cause");
                                                  -------------------------

              (iii) The effective date of a written notice sent to the Company from Employee stating that Employee is electing to terminate his or her employment with the Company ("Voluntary Termination"); or
                              ---------------------

          (iv) Following Employee's death or Disability (as defined in Section 7 below).

     (b)  Severance Benefits.  Employee shall be entitled to receive
          ------------------
severance benefits upon termination of employment only as set forth in this
Section 5(b):

          (i)    Voluntary Termination.  If Employee's employment terminates by
                 ---------------------
Voluntary Termination, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

          (ii)   Involuntary Termination.  If Employee's employment is
                 -----------------------
terminated under Section 5(a)(ii) (such termination, an "Involuntary
                                                         -----------
Termination"), Employee will be entitled to receive payment of severance
-----------
benefits equal to Employee's regular monthly salary for the lesser of (i) six
(6) months or (ii) until Employee finds full-time employment, part-time employment, or some combination thereof pursuant to which Employee works or is paid for an equivalent of at least 30 hours per week (the "Severance Period").
                                                           ----------------
Such payments shall be made ratably over the Severance Period according to the Company's standard payroll schedule. Irrespective of when payment of such bonus is due, Employee will also be entitled to receive payment on the date of termination of any bonus earned as of such date of termination under Section 4(c). Health insurance benefits with the same coverage provided to Employee prior to the termination (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period. Any unvested stock options or shares of restricted stock held by Employee as of the date of Employee's termination of employment shall continue to vest through the end of the Severance Period according to the vesting schedule set forth in any agreement between Employee and the Company governing the issuance to Employee of such securities.

          (iii)  Termination for Cause.  If Employee's employment is
                 ---------------------
terminated for Cause, then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

          (iv)   Termination by Reason of Death or Disability.  In the event
                 --------------------------------------------
that Employee's employment with the Company terminates as a result of Employee's death or Disability (as defined in Section 7 below), Employee or Employee's estate or representative will receive all salary and unpaid vacation accrued as of the date of Employee's death or Disability and any other benefits payable under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of death or Disability and in accordance with applicable law. In addition, Employee's estate or representative will receive the amount of Employee's target bonus for the fiscal year in which the death or Disability occurs to the extent that the bonus has been earned as of the date of Employee's death or Disability, as determined by the Board of Directors or its Compensation Committee based on the specific corporate and individual performance targets established for such fiscal year.

     6.   Definition of Cause.  For purposes of this Agreement, "Cause" for
          -------------------                                    -----
Employee's termination will exist at any time after the happening of one or more of the following events:

          (a) Employee's willful misconduct or gross negligence in performance of his or her duties hereunder, including Employee's refusal to comply in any material respect with the legal directives of the Company's Board of Directors so long as such directives are not inconsistent with the Employee's position and duties, and such refusal to comply is not remedied within 10 working days after written notice from the Company, which written notice shall state that failure to remedy such conduct may result in Termination for Cause;

          (b) Dishonest or fraudulent conduct, a deliberate attempt to do an injury to the Company, or conduct that materially discredits the Company or is materially detrimental to the reputation of the Company, including conviction of a felony; or

          (c) Employee's incurable material breach of any element of the Company's Confidential Information and Invention Assignment Agreement (as defined below), including without limitation, Employee's theft or other misappropriation of the Company's proprietary information.

     7.   Definition of Disability.  For purposes of this Agreement,
          ------------------------
"Disability" shall mean that Employee has been unable to perform his or her
 ----------
duties hereunder as the result of his or her incapacity due to physical or mental illness, and such inability, which continues for at least 120 consecutive calendar days or 150 calendar days during any consecutive twelve-month period, if shorter, after its commencement, is determined to be total and permanent by a physician selected by the Company and its insurers and acceptable to Employee or to Employee's legal representative (with such agreement on acceptability not to be unreasonably withheld).

     8.   Confidentiality Agreement.  Employee shall sign, or has signed, a
          -------------------------
Proprietary Information and Invention Assignment Agreement (the "Confidentiality
                                                                 ---------------
Agreement") substantially in the form attached hereto as Exhibit A.  Employee
---------                                                ---------
hereby represents and warrants to the Company that he or she has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Employee's employment relationship with the Company.

     9.   Noncompetition Covenant.  Employee hereby agrees that he shall not,
          -----------------------
during the term of his employment pursuant to this Agreement and for a period of one (1) year after his or her employment ceases, do any of the following without the prior written consent of the Company's Board of Directors:

          (a)  Compete.  Carry on any business or activity (whether directly or
               -------
indirectly, as a partner, stockholder, principal, agent, director, affiliate, employee or consultant) relating to handheld devices for the medical industry, EMR products or any current or currently planned products of Data Critical Corporation or Physix, Inc. that is competitive with the business conducted by the Company (as conducted now or during the term of Employee's employment), nor engage in any other activities that conflict with Employee's obligations to the Company, nor enter into any relationship with any third party that proposes or has proposed to acquire any of the assets or capital stock of Physix, Inc. within the last 18 months, including but not limited to Dr.Koop.com, Inc., McKesson HBOC and Physicians Online, Inc.

          (b)  Solicit Business.  Solicit or influence or attempt to influence
               ----------------
any client, customer or other person either directly or indirectly, to direct his or its purchase of the Company's products and/or services to any person, firm, corporation, institution or other entity in competition with the business of the Company.

          (c)  Solicit Personnel.  Solicit or influence or attempt to influence
               -----------------
any person employed by the Company to terminate or otherwise cease his employment with the Company or become an employee of any competitor of the Company. This Section 9(c) is to be read in conjunction with Section 6 of the Confidential Information and Invention Assignment Agreement executed by Employee.

     10.  Limitation on Stock Option Acceleration Benefits.  In the event that
          ------------------------------------------------
any stock option acceleration benefits provided for in this Agreement to Employee (i) constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) but for
                                                       ----
this Section 10, would be subject to the excise tax imposed by Section 4999 of the Code, then Employee's acceleration benefits under Section 4(b) shall be payable either:

          (a)  in full, or

          (b) as to such lesser amount which would result in no portion of such benefits being subject to excise tax under Section 4999 of the Code,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by Employee on an after-tax basis, of the greatest amount of benefits under Section 4(b), notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Unless the Company or Employee otherwise agree in writing, any determination required under this
Section 13 shall be made in writing by independent public accountants appointed by Employee and reasonably acceptable to the Company (the "Accountants"), whose
                                                           -----------
determination shall be conclusive and binding upon Employee and the Company for all purposes. For purposes of making the calculations required by this Section 10, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and Employee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 10. The

Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 10.


     11.  Conflicts.  Employee represents that his or her performance of all the
          ---------
terms of this Agreement will not breach any other agreement to which Employee is a party. Employee has not, and will not during the term of this Agreement, enter into any oral or written agreement in conflict with any of the provisions of this Agreement. Employee further represents that he or she is entering into or has entered into an employment relationship with the Company of his or her own free will and that he or she has not been solicited as an employee in any way by the Company.

     12.  Miscellaneous Provisions.
          ------------------------

          (a)  No Duty to Mitigate.  Employee shall not be required to mitigate
               -------------------
the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that Employee may receive from any other source.

          (b)  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
or waived only with the written consent of the parties.

          (c)  Sole Agreement.  This Agreement, including any Exhibits hereto,
               --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (d)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (e)  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of Washington, without giving effect to the principles of conflict of laws.

          (f)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (g)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (h)  Arbitration. Any dispute or claim arising out of or in connection
               -----------
with this Agreement will be finally settled by binding arbitration in Seattle, Washington in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply Washington law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 12(h) shall not apply to the Confidentiality Agreement.

          (i)  Advice of Counsel.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
               -----------------
THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                            [Signature Page Follows]

  The parties have executed this Agreement the date first written above.


                                    DATA CRITICAL CORPORATION


                                    By:  /s/ Jeffrey S. Brown
                                       --------------------------------

                                    Title:  President/CEO
                                          -----------------------------

                                    Address:  19820 North Creek Parkway
                                              Suite 100
                                              Bothell, WA 98011


                                    THOMAS GIANNULLI


                                    Signature:  /s/ Tom Giannulli
                                              -------------------------

                                    Address:  2701 Westgate
                                              Houston, TX 77098